Exhibit 21.1

LIST OF BGC SUBSIDIARIES
AMEEFI SERVICES, INC.
AQUA SECURITIES HOLDINGS, LLC
AQUA SECURITIES, L.P.
AQUA SOFTWARE, LLC
AUREL BGC
BGC ARGENTINA HOLDINGS, LLC
BGC ARGENTINA HOLDINGS II, L.P.
BGC ARGENTINA HOLDINGS I, L.P.
BGC BRAZIL HOLDINGS LIMITADA
BGC BRAZIL HOLDINGS, LLC
BGC BROKERS GP LIMITED
BGC BROKERS HOLDINGS, L.P.
BGC BROKERS HOLDINGS, LLC
BGC BROKERS INVESTMENT, L.P.
BGC BROKERS L.P.
BGC BROKERS LIMITED
BGC BROKERS US HOLDINGS, LLC
BGC BROKERS US, L.P.
BGC CANADA SECURITIES COMPANY
BGC CANADA SECURITIES COMPANY HOLDINGS, L.P.
BGC CANADA SECURITIES COMPANY HOLDINGS, LLC
BGC CAPITAL MARKETS (HONG KONG) LIMITED
BGC CAPITAL MARKETS (JAPAN) LLC
BGC CAPITAL MARKETS (SWITZERLAND) LLC
BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED
BGC CAPITAL MARKETS, L.P.
BGC CHINA HOLDINGS, LLC
BGC CHINA, L.P.
BGC EUROPEAN GP LIMITED
BGC EUROPEAN HOLDINGS, L.P.
BGC FINANCIAL GROUP, INC.
BGC FINANCIAL, L.P.
BGC FRANCE HOLDINGS
BGC FUNDING SERVICES LP
BGC FUNDING SERVICES GP LIMITED
BGC GLOBAL HOLDINGS GP LIMITED
BGC GLOBAL HOLDINGS, L.P.
BGC GLOBAL LIMITED
BGC GP LIMITED

BGC GP, LLC
BGC HOLDINGS (TURKEY), LLC
BGC HOLDINGS II, LLC
BGC HOLDINGS U.S., INC.
BGC HOLDINGS, L.P.
BGC HOLDINGS, LLC
BGC INFORMATION HOLDINGS, LLC
BGC INFORMATION, L.P.
BGC INTERNATIONAL
BGC INTERNATIONAL GP LIMITED
BGC INTERNATIONAL HOLDINGS, L.P.
BGC INTERNATIONAL, L.P.
BGC MEXICO R.E. HOLDINGS, LLC
BGC MEXICO R.E. HOLDINGS, S. de R.L. de C.V.
BGC NOTES, LLC
BGC PARTNERS (AUSTRALIA) PTY LIMITED
BGC PARTNERS (SINGAPORE) LIMITED
BGC PARTNERS CIS LLC
BGC PARTNERS MENKUL DEGERLER A.S.
BGC PARTNERS, INC.
BGC PARTNERS, L.P.
BGC RADIX ENERGY L.P.
BGC RIE HOLDINGS, LLC
BGC SA FINANCIAL BROKERS (PTY) LIMITED
BGC SECURITIES (HONG KONG) LLC
BGC SECURITIES (SINGAPORE) LIMITED
BGC SECURITIES (SOUTH AFRICA) PTY LIMITED
BGC SECURITIES SARL
BGC SHOKEN KAISHA LIMITED
BGC TRADING HOLDINGS, LLC
BGC URUGUAY HOLDINGS, LLC
BGC USA HOLDINGS, LLC
BGC USA, L.P.
BGCANTOR MARKET DATA HOLDINGS, LLC
BGCANTOR MARKET DATA, L.P.
BGCBI, LLC
BGCCMHK HOLDINGS II, LLC
BGCCMHK HOLDINGS, LLC
BGCCMLP HOLDINGS, LLC
BGCF HOLDINGS, LLC
BGCIHLP, LLC

eAB HOLDINGS, LLC
eSPEED (AUSTRALIA) PTY LIMITED
ECCO LLC
ECCOWARE LIMITED
EIP HOLDINGS ACQUISITION, LLC
EIP HOLDINGS, LLC
ELX FUTURES HOLDINGS, LLC
ELX FUTURES, L.P.
ESPEED (CANADA), INC.
ESPEED (HONG KONG) HOLDINGS I, INC.
ESPEED (HONG KONG) HOLDINGS II, INC.
ESPEED (HONG KONG) LIMITED
ESPEED (JAPAN) LIMITED
ESPEED A LIMITED
ESPEED B LIMITED
ESPEED BROKERAGE HOLDINGS, LLC
ESPEED BROKERAGE, L.P.
ESPEED ELX FUTURES HOLDINGS, L.P.
ESPEED ELX FUTURES HOLDINGS, LLC
ESPEED INTERNATIONAL LIMITED
ESPEED MARKETS HOLDINGS, LLC
ESPEED MARKETS, L.P.
ESPEED SUPPORT SERVICES LIMITED
ESPEED TECHNOLOGY SERVICES HOLDINGS, LLC
ESPEED TECHNOLOGY SERVICES, L.P.
ESPEED, LLC
ESX CLEARING HOLDINGS, LLC
ESX CLEARING, L.P.
EURO BROKERS (SWITZERLAND) S.A.
EURO BROKERS CANADA LIMITED
EURO BROKERS HOLDINGS LTD
EURO BROKERS MEXICO S.A. de C.V.
EURO BROKERS SERVICES LTD
FHLP, LLC
FREEDOM INTERNATIONAL BROKERAGE COMPANY
FREEDOM INTERNATIONAL HOLDING, L.P.
HOLDING DI SERVIZI FINANZIARI SRL
ITSECCO HOLDINGS LIMITED
JADESTONE CONSULTANTS LIMITED
KLEOS MANAGED SERVICES HOLDINGS, LLC
KLEOS MANAGED SERVICES, L.P.

LIQUIDEZ DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS LTDA.
MIS BROKERS LIMITED
MIS HOLDINGS, LLC
MUNICIPAL PARTNERS LLC
SCARP LIMITED
SEMINOLE CAPITAL MARKETS, L.P.
SEMINOLE FINANCIAL
SEMINOLE FINANCIAL (EUROPE) GP LIMITED
SEMINOLE FINANCIAL (EUROPE) LP
SEMINOLE TRADING HOLDINGS I, LLC
SEMINOLE TRADING HOLDINGS II, LLC
TOWER BRIDGE GP LIMITED
TOWER BRIDGE INTERNATIONAL SERVICES HOLDINGS, L.P.
TOWER BRIDGE INTERNATIONAL SERVICES HOLDINGS, LLC
TOWER BRIDGE INTERNATIONAL SERVICES L.P.
TOWER BRIDGE SECURITIES LIMITED
TP HOLDINGS, LLC
TRADESOFT TECHNOLOGIES, INC.
TREASURYCONNECT LLC

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